UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 24, 2005

Date of Report: (Date of earliest event reported)
Computer Associates International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Computer Associates Plaza, Islandia, New York	11749

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 342-6000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: EXECUTIVE DEFERRED COMPENSATION PLAN
EX-10.2: FORM OF DEFERRAL ELECTION
EX-10.3: AMENDMENT TO EMPLOYMENT AGREEMENT
EX-10.4: AMENDMENT TO THE COMPUTER ASSOCIATES INTERNATIONAL INC. 2003 COMPENSATION PLAN

Item 1.01 Entry into a Material Definitive Agreement
1. Matters relating to the Computer Associates International, Inc. Change in Control Severance Policy.
On August 24, 2005 at the Annual Meeting of Stockholders of Computer Associates International, Inc. (the “Company”), stockholders approved the Change in Control Severance Policy, effective October 18, 2004 (the “Policy”). The Policy, which was approved by the Board of Directors on October 18, 2004 subject to ratification by stockholders at the Annual Meeting, covers such senior executives of the Company as the Board of Directors may designate from time to time. Currently, thirteen executives of the Company are covered by the Policy and, currently, an approximate total of 33 senior executives are eligible to participate, subject to the Board of Directors’ discretion. As more fully described in Proposal 2 of the Company’s Definitive Proxy Statement filed on July 26, 2005 (the “Proxy Statement”) (such description being incorporated herein by reference), the Policy provides for certain payments and benefits to participating senior executives in the event that, following a change in control or potential change in control of the Company, a covered executive’s employment is terminated either without cause by the Company or for good reason by the executive.
The foregoing description of the Policy does not purport to be complete and is qualified in its entirety by reference to such Policy (including any schedules or exhibits thereto), a copy of which is filed as Exhibit E of the Proxy Statement and incorporated by reference herein.
2. Matters relating to the Computer Associates International, Inc. 2002 Incentive Plan.
On August 24, 2005 at the Annual Meeting of Stockholders of the Company, stockholders approved amendments to the Computer Associates International, Inc. 2002 Incentive Plan (the “2002 Plan”). As more fully described in Proposal 4 of the Proxy Statement (such description being incorporated herein by reference), the amendments to the 2002 Plan, which were adopted by the Compensation and Human Resource Committee of the Board of Directors of the Company on May 20, 2005 subject to shareholder approval (i) provided that up to 10,000,000 shares of Company’s common stock may be issued in connection with certain types of stock-based awards that are not stock options (but did not increase the total number of shares authorized for issuance under the 2002 Plan), (ii) added billings growth and customer satisfaction as performance measures and (iii) modified the performance measure “Net Income” to read “Net Income, as adjusted”.
The foregoing description of the amendments to the 2002 Plan does not purport to be complete and is qualified in its entirety by reference to such 2002 Plan (including any schedules or exhibits thereto), a copy of which, as amended, is filed as Exhibit F to the Proxy Statement and incorporated by reference herein.

3. Matters relating to the Computer Associates International, Inc. Executive Deferred Compensation Plan.
On August 24, 2005, the Board of Directors of the Company upon the recommendation of the Compensation and Human Resource Committee approved the Computer Associates International, Inc. Executive Deferred Compensation Plan, effective September 1, 2005 (the “Plan”).
The Plan permits certain members of senior management to elect to defer receipt of certain bonus compensation until a future date. During the deferral period, participants will be able to notionally allocate deferred amounts among various hypothetical investment options (which are generally similar to the investment options available under the Company’s 401(k) plan, the Computer Associates Savings Harvest Plan) for the purpose of determining the amount ultimately to be paid to the participant. Participants are able to select specified payment dates but amounts may be paid earlier, e.g., upon death, disability, termination of the Plan following a change in control or six months after termination of employment. The Plan is intended to satisfy new federal income tax requirements applicable to deferred compensation and may be amended from time to time as necessary to assure such compliance and in other respects.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to such agreement (including any schedules or exhibits thereto), a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
4. Employment Agreement Matters.
On August 24, 2005, the Company and John A. Swainson entered into an amendment (the “Swainson Amendment”) to Mr. Swainson’s employment agreement, dated November 22, 2004 (the “Swainson Agreement”). The Swainson Amendment provides that Mr. Swainson is eligible to receive temporary corporate housing and relocation benefits in accordance with the Company’s policies until no later than November 22, 2006. The Swainson Agreement was previously described in the Company’s Current Report on Form 8-K filed on November 24, 2004 and that description is incorporated by reference herein.
The foregoing description of the Swainson Amendment does not purport to be complete and is qualified in its entirety by reference to such Amendment (including any schedules and exhibits thereto), a copy of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.
5. Matters relating to Compensation of Directors and Committee Members.
On August 24, 2005, the Board of Directors of the Company upon the recommendation of the Corporate Governance Committee modified the compensation arrangements for the non-employee directors of the Company, effective August 24, 2005.

The modified arrangement provides for an annual fee to be paid to each non-employee director of the Company of $175,000, compared to $150,000 previously. In addition, the Chairman of the Audit and Compliance Committee of the Company would receive $25,000 and the non-employee Chairmen of all other committees of the Board of Directors would each receive $10,000.
In connection with these increases, the Board of Directors amended (the “Plan Amendment”) the Company’s 2003 Compensation Plan for Non-Employee Directors (the “2003 Plan”). The Plan Amendment allows the Board of Directors to authorize the payment of additional fees to any eligible director that chairs any committee of the Board of Directors rather than limiting such additional fees to directors who chair committees composed entirely of eligible directors. The Plan Amendment does not increase the aggregate number of shares of common stock that may be issued pursuant to the 2003 Plan nor does it materially modify the eligibility requirements for participation in the 2003 Plan. The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to such Plan Amendment (including any schedules and exhibits thereto), a copy of which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit 10.1	Computer Associates International, Inc. Executive Deferred Compensation Plan, effective September 1, 2005.

Exhibit 10.2	Form of Deferral Election.

Exhibit 10.3	Amendment, dated August 24, 2005, to Employment Agreement, dated April 11, 2004, between Computer Associates International, Inc. and John A. Swainson.

Exhibit 10.4	Amendment, dated August 24, 2005, to the Computer Associates International, Inc. 2003 Compensation Plan for Non-Employee Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Dated: August 30, 2005	By:	/s/ Kenneth V. Handal

Kenneth V. Handal
Executive Vice President, General Counsel
and Corporate Secretary